INDOOR HARVEST

HOUSTON, TEXAS

Design Builders for Indoor Agriculture

# INVESTOR SUMMARY
# DEC 2015

## FORWARD LOOKING STATEMENTS

This release contains certain "forward-looking statements" relating to the business of Indoor Harvest and its subsidiary companies, which can be identified by the use of forward-looking terminology such as "estimates," "believes," "anticipates," "intends," expects" and similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. These forward-looking statements are based on Indoor Harvest's current expectations and beliefs concerning future developments and their potential effects on Indoor Harvest. There can be no assurance that future developments affecting Indoor Harvest will be those anticipated by Indoor Harvest. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Indoor Harvest undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

INDOOR HARVEST IS A FULL SERVICE, STATE OF THE ART
DESIGN BUILD FIRM FOR THE INDOOR FARMING INDUSTRY

PROVIDING PRODUCTION PLATFORMS AND COMPLETE CUSTOM-DESIGNED BUILD-OUTS FOR BOTH GREENHOUSE & BUILDING INTEGRATED AGRICULTURE (BIA) GROWS, TAILORED TO THE SPECIFIC NEEDS OF VIRTUALLY ANY PLANT CROP

# AGRICULTURE TECHNOLOGY IS CURRENTLY A $6T INDUSTRY

## 2014 SAW $2.3B IN TOTAL INVESTMENT

## 2015 PASSED $2.0B BY THE END OF 2ND QUARTER

## INDOOR AGRICULTURE ALONE TRENDING TO $1.9B BY 2020

SOURCED FROM WINTERGREEN RESEARCH -PLANT FACTORY / AG FUNDER - TECH REPORT

# OPPORTUNITY

BUILDING INTEGRATED AGRICULTURE (I.E. "INDOOR FARMING") IS THE FUTURE FOR OPTIMALLY NUTRITIOUS, NECESSARILY EFFICIENT FOOD PRODUCTION FOR URBAN POPULATIONS AND PLANT RESEARCH

WE ARE UNIQUELY POSITIONED TO THRIVE IN THIS BURGEONING SECTOR

- FORTUITOUS MARKET TIMING
- EARLY ONGOING PATENT APPLICATION
- PROVEN INFLUX OF INVESTMENT AND ABILITY TO EXECUTE
- SCALED MANUFACTURING WITH ABILITY FOR GLOBAL DISTRIBUTION

# TRENDING TO BECOME THE PRE-EMINENT DESIGN BUILDER TO THE 'BUILDING INTEGRATED AGRICULTURE' INDUSTRY



## COMPLETE DESIGN AND HARDWARE SOLUTIONS FOR BUILDING THE MOST PRODUCTIVE, RESOURCE EFFICIENT AND EASILY EXPANDABLE INFRASTRUCTURES FOR FOOD PRODUCTION AND MEDICINAL PLANT RESEARCH / CULTIVATION

# INDUSTRY PROVEN (patent pending) PRODUCT SUITE

Modular Racking System / expedited installation, entirely vertically scalable for build-outs to maximize crop yields/sq.ft, integrated lighting supports

High Pressure Aeroponics / soil free growing, no contaminants, drastically reduced water and nutrient use, increased plant biomass, faster growth cycle, allows for fine tuning for precision agriculture

Advanced Agriculture HVAC / higher efficiency, targeted plant canopy cooling and airflow, vastly superior operation to standard indoor agricultural environmental controls.

# MARKET POSITION / 2011-2015



FOUNDED
LATE 2011
PROTOTYPE
PROOF OF CONCEPT (BASIL)
TECH PILOT (LEAFY GREENS)
PROVISIONAL PATENT FILED
MIT CITY FARM TECH PILOT
TWEED INC TECH PILOT
NON PROVISIONAL PATENT FILED
IPO
STOCK TRADING OTC.QB: INQD
PASADENA - CLARA LOI
TWEED INC ECONOMIC PILOT
PASADENA - CLARA MOU
2012
$47K INV
2013
$151K INV ($690K PM VAL)
2014
$448K INV ($1.5M PM VAL)
2015
$780K INV ($4.2M PM VAL)
TOTAL SEED $1.4M
SERIES A $5M
$11 M PM VAL

# MARKET POSITION / 2015 & FORWARD

- Q3 saw the beginning of commercial operations with $3.5M in ROM Design Build Agreements

- $5M+ pipeline generated over 38 days with zero outbound marketing

- Farms being designed in multiple cities within

  USA Canada Europe

- Extended Research & Development

# INDOOR HARVEST CORP SET TO DESIGN BUILD WORLD’S FIRST PUBLICLY OWNED, OPEN SOURCE VERTICAL FARM RESEARCH AND EDUCATION CAMPUS

## WELCOME CLARA / PASADENA

# CLARA (Community Located Agricultural Research Area)

- Dec 1, 2015 Pasadena City Council by unanimous consent ratified the agreement with Indoor Harvest

- First of it's kind, combining commercial private / public partnership, non profits, educators and funded through a publicly owned company

- Supporting Partners: City of Pasadena, Harris County BUILD Health partnership, Harris County Public Health and Environmental Services, U of Texas MD Anderson Cancer Center, Houston Food Bank

# CLARA (Community Located Agricultural Research Area)


City of Pasadena
Non Profit Food
Skilled Labour
Grants & Subsidies
Retail
Interns & Students
CLARA Education
Revenue
INDOOR
HARVEST
HOUSTON, TEXAS
R & D

# LEADERSHIP

**Chad Sykes / Founder, CEO, Chairman**
ccsykes@indoorharvest.com
Leading R&D, platform architecture and finance

**John Choo / President, Director**
jchoo@indoorharvest.com
Leading strategy, alliances, communications and marketing

Four member Board of Directors

Five member Board of Advisors

INDOOR HARVEST CORP IS CONDUCTING A REG D, RULE 506 (C) OFFERING OF UP TO 5,000,000 SHARES OF SERIES A CONVERTIBLE STOCK AT $1.00 FOR PROCEEDS OF UP TO $5,000,000.

IN FULL COMPLIANCE WITH SEC RULES, ONLY ACCREDITED INVESTORS MAY PARTICIPATE IN THIS OFFERING AND THE SECURITIES WILL BE OFFERED THROUGH WEALTHFORGE, LLC, MEMBER FINRA/SIPC. SERIES A HOLDERS WILL BE ALLOWED TO INDEPENDENTLY NOMINATE AND ELECT TWO INDEPENDENT DIRECTORS TO THE COMPANY’S BOARD OF DIRECTORS AT THE CLOSE OF THIS OFFERING.

# USE OF PROCEEDS

| | |
|---|---|
| $1M | General, Administration & Contingency<br>Team Expansion, Marketing, Product R&D |
| $3.5M | CLARA Phase 1<br>$3M / Farm Construction,<br>$500k / Working Capital |
| $500k | CLARA Phase 2<br>$250k / R&D<br>$250k / Working Capital |
| $5M | Total |

# HAPPY GROWING

WWW.INDOORHARVEST.COM
OTCQB:INQD